UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 5, 2013

TMX FINANCE LLC

(Exact name of registrant as specified in its charter)

Delaware	333-172244	20-1106313
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

15 Bull Street, Suite 200

Savannah, Georgia 31401

(Address of principal executive offices)

(912) 525-2675

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 5, 2013 at 10:00 a.m. Eastern Time, TMX Finance LLC held its conference call to discuss fiscal 2012 results.  A transcript of the conference call and a reconciliation of non-GAAP financial measures are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively, and each is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

99.1	Conference Call Transcript dated April 5, 2013.
99.2	Non-GAAP Financial Measures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Elizabeth C. Nelson
Elizabeth C. Nelson
Date: April 10, 2013		Chief Accounting Officer